UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 13, 2004

VENTURI PARTNERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13956	56-1930691
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)

(704) 442-5100
(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events

     On May 13, 2004, Venturi Partners, Inc. issued a press release announcing that its shares will begin trading on the NASDAQ National Market under the trading symbol “VENP.” The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit 99.1 Press release dated May 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004

Venturi Partners, Inc.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr.
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated May 13, 2004